UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2008

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota		55014
(Address of Principal Executive Offices)		(Zip Code)

(763) 225-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Beginning on October 31, 2008, representatives of Northern Technologies International Corporation (“NTIC”) intend to distribute an informational presentation to interested persons and to make presentations at investor conferences and in other forums, which presentations may include the information contained in Exhibit 99.1 attached to this Current Report on Form 8-K. NTIC is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. NTIC expects to disclose this information, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the remainder of calendar 2008 until NTIC’s annual audited financial statements are available.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of NTIC’s Securities and Exchange Commission (“SEC”) filings and other public announcements that NTIC may make, by press release or otherwise, from time to time.  NTIC undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.  By filing this report and furnishing this information, NTIC makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The Investor Presentation contained in Exhibit 99.1 is also available on our website in Pdf format (http://ir.ntic.com/).

Item 9.01                                             Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit No.	Description
99.1	Information Which May Be Disclosed by Northern Technologies International Corporation in Presentations (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: October 31, 2008

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Information Which May Be Disclosed by Northern Technologies International Corporation in Presentations	Furnished herewith